UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.     )

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EOG Resources, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!

EOG RESOURCES, INC.

2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET
EOG RESOURCES, INC. 1111 BAGBY SKY LOBBY 2 HOUSTON, TX 77002

D36878-P49836

You invested in EOG RESOURCES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholders meeting to be held on April 29, 2021.

Get informed before you vote

View the Notice of Annual Meeting of Stockholders, 2021 Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of such materials by requesting prior to April 15, 2021. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholders meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	To elect nine directors of the Company to hold office until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominees:

1a.	Janet F. Clark	For

1b.	Charles R. Crisp	For

1c.	Robert P. Daniels	For

1d.	James C. Day	For

1e.	C. Christopher Gaut	For

1f.	Michael T. Kerr	For

1g.	Julie J. Robertson	For

1h.	Donald F. Textor	For

1i.	William R. Thomas	For

2.	To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2021.	For

3.	To approve the EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan.	For

4.	To approve, by non-binding vote, the compensation of the Company’s named executive officers.	For

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D36879-P49836